L. G. Schafran

August 25, 2011

<u>Fax Mail: 011 852 3020 4257</u>

Mr. Alexander Holtermann, CEO, Director
Ms. Jacqui Ng, CFO, Director
A536-537, 13 Block, 232 Waihuangdong Road
Xiaoguwei Street
University City
Guangzhou GD
51006 China

Re: Subaye, Inc.: My Resignation

Dear Alex and Jacqui:

I write further to our just concluded conversation to confirm my resignation from SBAY.

I commend you both for your efforts on behalf of SBAY, regret our collective ability to do more, thank you and wish you well.

L. G. Schafran